Exhibit 10.24

Project no. 849137 /33388 SCK/SAI

Funding Contract

concluded between

The Austrian Research Promotion Agency (FFG)

as Funding Agency

and

HOOKIPA Biotech AG

Helmut-Qualtinger-Gasse 2
1030 Vienna

Commercial register no. FN 365895g

as Funding Recipient.

Sec. 1 Granting funds

1.1                 On the basis of the grant application “Development of innovative cancer immunotherapies based on Hookipa’s Vaxwave® technology,” which was received via eCall on 10/01/2014, and on the basis of the expert decision of the advisory board in the 12/03/2014 meeting, funding will be granted for the following project:

Project number: 849137

eCall number: 5040485

Project name (subject-matter of Contract):

Development of innovative cancer immunotherapies based on Hookipa’s Vaxwave® technology

Program:                                                  General Program

Österreichische	Tel +43 (0)5 7755 — 0	UniCredit Bank Austria AG
Forschungsförderungsgesellschaft mbH	Fax +43 (0)5 7755 — 97900	Account no. 10216727200, Routing no. 12000
Sensengasse 1	www.ffg.at, office@ffg.at	IBAN AT66 1200 0102 1672 7200
1090 Vienna	FN 252263a Commercial Court Vienna	SWIFT BKAUATWW

Sec. 2 Project duration

2.1                     The overall project duration starts on 10/01/2014 and ends on 03/31/2018.

2.2                     FFG funding of the entire project depends on the results made apparent from the submitted reports, on further fulfilment of the evaluation and decision criteria, on the budget available to the Funding Agency, and on a renewed positive funding decision.

Sec. 3 Funding period

3.1                     The funding period of this project begins on the approval date 10/01/2014 and ends on 09/30/2015.

Sec. 4 Funding nature and amount

4.1                     Funding will be provided in the following form for the funding period specified in Sec. 3:

	Amount
Type of funding	up to max.
FFG subsidy	EUR	581,100
FFG loan	EUR	548,800

Loan conditions

Interest rate	0.75% p.a. on a current-account basis
Repayment date:	on 03/31/2023
Repayment sum:	EUR 548,800
Interest and loan collection:	as direct debit payments
Interest payment request:	semi-annually in arrears or at loan due dates

4.2                     The subsidized financing of the project amounts to 70% of the verifiable and eligible project costs. Remaining funding of the project costs shall be carried out by the Funding Recipient. Based on the planning data, the cash value of the grant is EUR 689,208 or 42.7% of the eligible project costs in accordance with Section 5.1.

4.3                     The maximum eligible cash value under the applicable Community framework for State aid for R&D is 45%.

4.4                     If the eligible project costs fall short, it will result in an aliquot reduction in funding.

4.5                     The eligible project costs pursuant to Sec. 5 and the costs reported by way of interim or final accounts do not constitute an acknowledgement of costs on the part of FFG prior to their verification. The final amount of the total recognizable project costs and the funding will only be determined after project completion in the course of invoice verification.

2

Sec. 5 Eligible costs

5.1                     The following eligible project costs form the basis of the funding:

Personnel expenses	EUR	401,700
R&D infrastructure use	EUR	15,500
Material costs	EUR	171,200
Third-party services	EUR	1,009,900
Travel expenses	EUR	16,000
Total eligible costs	EUR	1,614,300

5.2                     Eligible costs are all expenses and expenditures attributable to the project that are incurred directly, actually, and in addition to conventional operating expenses for the duration of the funded research activity. Additional supplementary provisions regarding eligible costs may be found in the FFG Guidelines for SMEs, the Cost Guidelines and Guide for Individual Projects of Experimental Development.

5.3                     Significant changes to the cost structure require the FFG’s prior written approval.

5.4                     The value added tax on the costs of the eligible service is not eligible for funding. If, however, it can be shown that this value added tax is borne verifiably in actual fact and without recourse by the Funding Recipient, thereby not making the Funding Recipient entitled to deduct input tax, it will be taken into account as an eligible cost component. The value added tax that can be reclaimed in whatever way is not eligible for funding even if the Funding Recipient does not actually get it back. Should a grant not be regarded as a grant by the tax office but as a contractual consideration because of the existence of a taxable service of the Funding Recipient to the Funding Agency that is liable to tax under the Value Added Tax Act 1994, Federal Law Gazette No. 663, and the Funding Recipient has to pay value added tax to the tax office in return, the contractual consideration shall be regarded as a gross remuneration. Additional, separate compensation of the value added tax—for whatever legal reason—is thus excluded.

5.5                     If the amortization period of an item (Sec. 285 of the Austrian Civil Code, or ABGB) that was purchased for implementing the project exceeds the funding period, the depreciation costs can be funded in accordance with the method laid down in the Guide for Individual Projects of Experimental Development, and in the Cost Guidelines.

5.6                     Funds of the Funding Agency may not be used to form reserves or provisions according to the Income Tax Act 1988, Federal Law Gazette No. 400. The funds are to be used only for the services and objectives described in the grant application.

5.7                     Eligible costs that can be recognized in new applications are those incurred after receipt of the grant application. For renewal applications, the earliest date for cost recognition shall be the start of the funding period specified in Sec. 3.

5.8                     The costs incurred by the Funding Recipient or its affiliates for preparing the Contract or bank transfer charges must be borne by it/them and are not eligible costs.

3

5.9                     The Funding Agency reserves the right to postpone, reduce, or suspend the payment of a grant if and as long as circumstances exist that do not appear to guarantee the proper implementation of the funded project (e.g. proof of costs is not provided to the extent planned).

Sec. 6 Project-specific conditions and requirements

6.1                     Project-specific special conditions and requirements

1.                   The funding of further application possibilities of the Vaxwave technology platform is only provided after at least one field of application (infectious diseases or oncology) has been successfully completed.

2.                   The costs for R&D infrastructure acquired before the funding period are included in the overhead of the personnel cost surcharge rate.

Sec. 7 Fund payment

7.1                     The 1st instalment in the amount of 50% of the pledged funds will be paid after the Funding Contract has been concluded and the conditions and requirements agreed in Sec. 6 have been fulfilled.

The second instalment in the amount of 30% is paid after approval of an interim report and an interim statement, in which 50% of the approved total costs must be proved, and after the conditions and requirements under Sec. 6 have been fulfilled.

The final instalment in the amount of 20% of the total pledged funds will only be paid after all conditions and requirements (final accounting, final reports, etc.) have been fulfilled and after the FFG has verified and approved the where-used list.

7.2                     The money will be transferred to the Funding Recipient’s account:

Account holder:	HOOKIPA Biotech AG
Bank name:	RAIFFEISENLANDESBANK NIEDERÖSTERREICH-WIEN AG
IBAN:	AT61 3200 0000 1511 6726
BIC/SWIFT:	RLNWATWW

Sec. 8 Reporting obligation

8.1                     According to clause 3 of the General Funding Conditions, the Funding Recipient must report to the FFG on the implementation of the funded project by submitting technical reports (interim and final reports) and billing statements. Reports and statements must be sent via eCall (https://ecall.ffg.at). Using the forms stored in eCall is mandatory. Further documents must be submitted to FFG upon request.

8.2                     Where prototypes are funded, the Funding Recipient must report to FFG on the whereabouts or further use of the prototype.

Sec. 9 Amendments to the Contract

9.1                     Amendments to this Contract may only be made expressly and in writing. This shall also apply to any departure from this provision.

4

9.2                     Subsequent amendments to the agreed conditions and requirements may, if necessary, under special circumstances, be made by mutual agreement in the form of written additional agreements after a new advisory board decision has been taken.

Sec. 10 Liability

10.1 The Funding Recipient shall be unconditionally liable to the FFG for compliance with all contractual provisions. The Funding Recipient shall also be liable for the conduct of third parties for which it is responsible (e.g. owners, corporate officers, etc.). The Funding Recipient shall indemnify and hold FFG harmless against third-party claims.

Sec. 11 Severability clause

11.1 Should any provision of this Funding Contract be invalid, it shall not affect the validity of the remaining provisions of the Funding Contract. The contracting parties undertakes to replace an ineffective provision with one that comes closest to the purpose of this Funding Contract.

Sec. 12 Applicable law

12.1 This Contract and all of its Appendices shall be governed by Austrian law to the exclusion of the reference standards of the Austrian Private International Law (IPRG).

Sec. 13 Place of jurisdiction

13.1 The place of jurisdiction for all legal disputes arising from the grant shall be the competent court in Vienna. FFG reserves the right to take legal action against the Funding Recipient at its general place of jurisdiction.

Sec. 14 Contract components

14.1 The following documents constitute integral components of the Funding Contract:

•                                the grant application (“Development of innovative cancer immunotherapies based on Hookipa’s Vaxwave® technology”) received via eCall in the version from 10/01/2014

•                                General Funding Conditions for Funding Contracts as amended (version 1 from 2013)

•                                Guide for Individual Projects of Experimental Development, version 2.0

•                                Cost Guideline to treating project costs in grant applications and reports for projects with grant agreements according to the FTE Guidelines and the FFG Guidelines, version 1.4

14.2 The legal bases of this Funding Contract are, in particular:

•                                The Austrian Research Promotion Agency Establishment Act (Forschungsförderungs-Strukturreformgesetz, Research Funding Structural Reform Law) as amended

•                                the guidelines for the Austrian Research Promotion Agency FFG to promote research, technology, development, and innovation (FFG Guidelines no: BMVIT-609.986/0005-111/12/2008 and BMWA-98.310/0032-C1/10/2008)

5

The extension to 06/30/2014 was approved by the European Commission on 01/30/2014.

The validity of the guidelines was extended until 12/31/2014 by the Federal Minister of Transport, Innovation and Technology on 03/12/2014 (No. BMVIT-609.986/0004-111/12/2014) i.e. by the Federal Minister of Science, Research and the Economy on 06/04/2014 (No. BMWFJ-98.310/0101-C1/10/2013) in accordance with the State aid regulations applicable as of 07/01/2014.

The Funding Recipient confirms knowledge of all contract components and fully accepts them.

It should be noted that the present grant offer is deemed to be withdrawn unless the Funding Recipient returns it to FFG signed within 3 months.

For the Funding Agency:

The Austrian Research Promotion Agency (FFG)

Vienna, 12/09/2014

/s/ Dr. Henrietta Egerth-Stadlhuber	/s/ Dr. Klaus Pseiner
Dr. Henrietta Egerth-Stadlhuber,	Dr. Klaus Pseiner
Managing Director	Managing Director

Funding Recipient

Vienna, Dec. 16. 2014

/s/ DR. KATHERINE COHEN
DR. KATHERINE COHEN, CEO

6

Appendix:

Guidelines for the Austrian Research Promotion Agency FFG to promote research, technology, development, and innovation (FFG Guidelines) via link http://www.ffg.at/Allgemeine-Richtlinien

General Funding Conditions for Funding Contracts as amended (version 1 from 2013) Guide for Individual Projects of Experimental Development, version 2.0

Cost Guideline to treating project costs in grant applications and reports for projects with grant agreements according to the FTE Guidelines and the FFG Guidelines, version 1.4

7

Project no. 849137 /33388 SCK/SAI

Funding Contract

concluded between

The Austrian Research Promotion Agency (FFG)

as Funding Agency

and

HOOKIPA Biotech AG

Helmut-Qualtinger-Gasse 2

1030 Vienna

Commercial register no. FN 365895g

as Funding Recipient.

Sec. 1 Granting funds

1.1                 On the basis of the grant application “Development of innovative cancer immunotherapies based on Hookipa’s Vaxwave® technology,” which was received via eCall on 10/01/2014, and on the basis of the expert decision of the advisory board in the 12/03/2014 meeting, funding will be granted for the following project:

Project number: 849137

eCall number: 5040485

Project name (subject-matter of Contract):

Development of innovative cancer immunotherapies based on Hookipa’s Vaxwave® technology

Program:                                                  General Program

Österreichische	Tel +43 (0)5 7755 — 0	UniCredit Bank Austria AG
Forschungsförderungsgesellschaft mbH	Fax +43 (0)5 7755 — 97900	Account no. 10216727200, Routing no. 12000
Sensengasse 1	www.ffg.at, office@ffg.at	IBAN AT66 1200 0102 1672 7200
1090 Vienna	FN 252263.a Commercial Court Vienna	SWIFT BKAUATVVW

Sec. 2 Project duration

2.1                     The overall project duration starts on 10/01/2014 and ends on 03/31/2018.

2.2                     FFG funding of the entire project depends on the results made apparent from the submitted reports, on further fulfilment of the evaluation and decision criteria, on the budget available to the Funding Agency, and on a renewed positive funding decision.

Sec. 3 Funding period

3.1                     The funding period of this project begins on the approval date 10/01/2014 and ends on 09/30/2015.

Sec. 4 Funding nature and amount

4.1                     Funding will be provided in the following form for the funding period specified in Sec. 3:

	Amount
Type of funding	up to max.
FFG subsidy	EUR	581,100
FFG loan	EUR	548,800

Loan conditions

Interest rate	0.75% p.a. on a current-account basis
Repayment date:	on 03/31/2023
Repayment sum:	EUR 548,800
Interest and loan collection:	as direct debit payments
Interest payment request:	semi-annually in arrears or at loan due dates

4.2                     The subsidized financing of the project amounts to 70% of the verifiable and eligible project costs. Remaining funding of the project costs shall be carried out by the Funding Recipient. Based on the planning data, the cash value of the grant is EUR 689,208 or 42.7% of the eligible project costs in accordance with Section 5.1.

4.3                     The maximum eligible cash value under the applicable Community framework for State aid for R&D is 45%.

4.4                     If the eligible project costs fall short, it will result in an aliquot reduction in funding.

4.5                     The eligible project costs pursuant to Sec. 5 and the costs reported by way of interim or final accounts do not constitute an acknowledgement of costs on the part of FFG prior to their verification. The final amount of the total recognizable project costs and the funding will only be determined after project completion in the course of invoice verification.

2

Sec. 5 Eligible costs

5.1                     The following eligible project costs form the basis of the funding:

Personnel expenses	EUR	401,700
R&D infrastructure use	EUR	15,500
Material costs	EUR	171,200
Third-party services	EUR	1,009,900
Travel expenses	EUR	16,000
Total eligible costs	EUR	1,614,300

5.2                     Eligible costs are all expenses and expenditures attributable to the project that are incurred directly, actually, and in addition to conventional operating expenses for the duration of the funded research activity. Further supplementary provisions to the eligible costs may result from the FFG Guidelines, the Guide for Individual Projects of Experimental Development, and the Cost Guidelines.

5.3                     Significant changes to the cost structure require the FFG’s prior written approval.

5.4                     The value added tax on the costs of the eligible service is not eligible for funding. If, however, it can be shown that this value added tax is borne verifiably in actual fact and without recourse by the Funding Recipient, thereby not making the Funding Recipient entitled to deduct input tax, it will be taken into account as an eligible cost component. The value added tax that can be reclaimed in whatever way is not eligible for funding even if the Funding Recipient does not actually get it back. Should a grant not be regarded as a grant by the tax office but as a contractual consideration because of the existence of a taxable service of the Funding Recipient to the Funding Agency that is liable to tax under the Value Added Tax Act 1994, Federal Law Gazette No. 663, and the Funding Recipient has to pay value added tax to the tax office in return, the contractual consideration shall be regarded as a gross remuneration. Additional, separate compensation of the value added tax—for whatever legal reason—is thus excluded.

5.5                     If the amortization period of an item (Sec. 285 of the Austrian Civil Code, or ABGB) that was purchased for implementing the project exceeds the funding period, the depreciation costs can be funded in accordance with the method laid down in the Guide for Individual Projects of Experimental Development, and in the Cost Guidelines.

5.6                     Funds of the Funding Agency may not be used to form reserves or provisions according to the Income Tax Act 1988, Federal Law Gazette No. 400. The funds are to be used only for the services and objectives described in the grant application.

5.7                     Eligible costs that can be recognized in new applications are those incurred after receipt of the grant application. For renewal applications, the earliest date for cost recognition shall be the start of the funding period specified in Sec. 3.

5.8                     The costs incurred by the Funding Recipient or its affiliates for preparing the Contract or bank transfer charges must be borne by it/them and are not eligible costs.

3

5.9                     The Funding Agency reserves the right to postpone, reduce, or suspend the payment of a grant if and as long as circumstances exist that do not appear to guarantee the proper implementation of the funded project (e.g. proof of costs is not provided to the extent planned).

Sec. 6 Project-specific conditions and requirements

6.1                     Project-specific special conditions and requirements

1.                   The funding of further application possibilities of the Vaxwave technology platform is only provided after at least one field of application (infectious diseases or oncology) has been successfully completed.

2.                   The costs for R&D infrastructure acquired before the funding period are included in the overhead of the personnel cost surcharge rate.

Sec. 7 Fund payment

7.1                     The 1st instalment in the amount of 50% of the pledged funds will be paid after the Funding Contract has been concluded and the conditions and requirements agreed in Sec. 6 have been fulfilled.

The second instalment in the amount of 30% is paid after approval of an interim report and an interim statement, in which 50% of the approved total costs must be proved, and after the conditions and requirements under Sec. 6 have been fulfilled.

The final instalment in the amount of 20% of the total pledged funds will only be paid after all conditions and requirements (final accounting, final reports, etc.) have been fulfilled and after the FFG has verified and approved the where-used list.

7.2                     The money will be transferred to the Funding Recipient’s account:

Account holder:	HOOKIPA Biotech AG
Bank name:	RAIFFEISENLANDESBANK NIEDERÖSTERREICH-WIEN AG
IBAN:	AT61 3200 0000 1511 6726
BIC/SWIFT:	RLNWATWW

Sec. 8 Reporting obligation

8.1                     According to clause 3 of the General Funding Conditions, the Funding Recipient must report to the FFG on the implementation of the funded project by submitting technical reports (interim and final reports) and billing statements. Reports and statements must be sent via eCall (https://ecall.ffg.at). Using the forms stored in eCall is mandatory. Further documents must be submitted to FFG upon request.

8.2                     Where prototypes are funded, the Funding Recipient must report to FFG on the whereabouts or further use of the prototype.

Sec. 9 Amendments to the Contract

9.1                     Amendments to this Contract may only be made expressly and in writing. This shall also apply to any departure from this provision.

4

9.2                     Subsequent amendments to the agreed conditions and requirements may, if necessary, under special circumstances, be made by mutual agreement in the form of written additional agreements after a new advisory board decision has been taken.

Sec. 10 Liability

10.1 The Funding Recipient shall be unconditionally liable to the FFG for compliance with all contractual provisions. The Funding Recipient shall also be liable for the conduct of third parties for which it is responsible (e.g. owners, corporate officers, etc.). The Funding Recipient shall indemnify and hold FFG harmless against third-party claims.

Sec. 11 Severability clause

11.1 Should any provision of this Funding Contract be invalid, it shall not affect the validity of the remaining provisions of the Funding Contract. The contracting parties undertake to replace an ineffective provision with one that comes closest to the purpose of this Funding Contract.

Sec. 12 Applicable law

12.1 This Contract and all of its Appendices shall be governed by Austrian law to the exclusion of the reference standards of the Austrian Private International Law (IPRG).

Sec. 13 Place of jurisdiction

13.1 The place of jurisdiction for all legal disputes arising from the grant shall be the competent court in Vienna. FFG reserves the right to take legal action against the Funding Recipient at its general place of jurisdiction.

Sec. 14 Contract components

14.1 The following documents constitute integral components of the Funding Contract:

•                                the grant application (“Development of innovative cancer immunotherapies based on Hookipa’s Vaxwave® technology”) received via eCall in the version from 10/01/2014

•                                General Funding Conditions for Funding Contracts as amended (version 1 from 2013)

•                                Guide for Individual Projects of Experimental Development, version 2.0

•                                Cost Guideline to treating project costs in grant applications and reports for projects with grant agreements according to the FTE Guidelines and the FFG Guidelines, version 1.4

14.2 The legal bases of this Funding Contract are, in particular:

•                                The Austrian Research Promotion Agency Establishment Act (Forschungsförderungs-Strukturreformgesetz, Research Funding Structural Reform Law) as amended

•                                the guidelines for the Austrian Research Promotion Agency to promote research, technology, development, and innovation (FFG guidelines no: BMVIT-609.986/0005-111/12/2008 and BMWA-98.310/0032-C1/10/2008)

5

The extension to 06/30/2014 was approved by the European Commission on 01/30/2014.

The validity of the guidelines was extended until 12/31/2014 by the Federal Minister of Transport, Innovation and Technology on 03/12/2014 (No. BMVIT-609.986/0004-111/12/2014) i.e. by the Federal Minister of Science, Research and the Economy on 06/04/2014 (No. BMWFJ-98.310/0101-C1/10/2013) in accordance with the State aid regulations applicable as of 07/01/2014.

The Funding Recipient confirms knowledge of all contract components and fully accepts them.

It should be noted that the present grant offer is deemed to be withdrawn unless the Funding Recipient returns it to FFG signed within 3 months.

For the Funding Agency:

The Austrian Research Promotion Agency (FFG)

Vienna, 12/09/2014

/s/ Dr. Henrietta Egerth-Stadlhuber	/s/ Dr. Klaus Pseiner
Dr. Henrietta Egerth-Stadlhuber,	Dr. Klaus Pseiner
Managing Director	Managing Director

Funding Recipient

Vienna, Dec. 16. 2014

/s/ DR. KATHERINE COHEN
DR. KATHERINE COHEN, CEO

6

Appendix:

Guidelines for the Austrian Research Promotion Agency to promote research, technology, development, and innovation (FFG Guidelines) via link http://www.ffg.at/Allgemeine-Richtlinien

General Funding Conditions for Funding Contracts as amended (version 1 from 2013) Guide for Individual Projects of Experimental Development, version 2.0

Cost Guideline to treating project costs in grant applications and reports for projects with grant agreements according to the FTE Guidelines and the FFG Guidelines, version 1.4

7

Project no. 857224 /33388 MAB/SAH

Funding Contract

concluded between

The Austrian Research Promotion Agency (FFG)

as Funding Agency

and

HOOKIPA Biotech AG

Helmut-Qualtinger-Gasse 2

1030 Vienna

Commercial register no. FN 365895g

as Funding Recipient.

Sec. 1 Granting funds

1.1                 On the basis of the grant application “Demonstration of the applicability of Hookipa’s arenaviral vector technologies for cancer immunotherapy development,” which was received via eCall on 05/31/2016, and on the basis of the expert decision of the advisory board in the 09/13/2016 meeting, funding will be granted for the following project:

Project number: 857224

eCall number: 8000616

Pre-project no: 849137

Project name (subject-matter of Contract):

Demonstration of the applicability of Hookipa’s arenaviral vector technologies for cancer immunotherapy development

Program:                                                  General Program

Österreichische	Tel.: +43 (0) 5 7755 — 0	UniCredit Bank Austria AG
Forschungsförderungsgesellschaft mbH	Fax +43 (0)5 7755 — 97900	Account no. 1021672700, Routing no. 12000
Sensengasse 1	www.ffg.at, office@ffg.at	IBAN AT 66 1200 0102 1672 7200
1090 Vienna	FN 252263a Commercial Court Vienna	SWIFT BKAUATWW

Sec. 2 Project duration

2.1                     The overall project duration starts on 10/01/2014 and ends on 12/31/2018.

2.2                     FFG funding of the entire project depends on the results made apparent from the submitted reports, on further fulfilment of the evaluation and decision criteria, on the budget available to the Funding Agency, and on a renewed positive funding decision.

Sec. 3 Funding period

3.1                     The funding period of this project begins on the approval date 03/01/2016 and ends on 02/28/2017.

Sec. 4 Funding nature and amount

4.1                     Funding will be provided in the following form for the funding period specified in Sec. 3:

Type of funding	Amount up to max.
FFG subsidy	EUR	1,964,000
FFG loan	EUR	2,202,100

Loan conditions

Interest rate	0.75% p.a. on a current-account basis
Repayment date:	on 03/31/2024
Repayment sum:	EUR 2,202,100
Interest and loan collection:	as direct debit payments
Interest payment request:	semi-annually in arrears or at loan due dates

4.2                     The rate of finance of the project amounts to 70.0% of the verifiable and eligible project costs. Remaining funding of the project costs shall be carried out by the Funding Recipient. Based on the planning data, the cash value of the grant is EUR 2,311,959 or 38.8% of the eligible project costs in accordance with Section 5.1.

4.3                     The maximum funding cash value under the current Union framework for State aid for research, development and innovation is 45%.

4.4                     If the eligible project costs fall short, it will result in an aliquot reduction in funding.

4.5                     The eligible project costs pursuant to Sec. 5 and the costs reported by way of interim or final accounts do not constitute an acknowledgement of costs on the part of FFG prior to their verification. The final amount of the total recognizable project costs and the funding will only be determined after project completion in the course of invoice verification.

Sec. 5 Eligible costs

5.1                The following eligible project costs form the basis of the funding:

Personnel expenses	EUR	1,846,636
Material costs	EUR	926,028
Third-party services	EUR	3,135,253
Travel expenses	EUR	43,750
Total eligible costs	EUR	5,951,667

5.2                 All costs attributable to the project that are incurred directly, actually, and additionally (to conventional operating expenses) for the funding period according to Sec. 3 are eligible. Additional supplementary provisions regarding eligible costs may be found in the FFG Guidelines for SMEs, the Cost Guidelines and Guide for Individual Projects of Experimental Development (in each case in the version mentioned under 14.1).

5.3                Significant changes to the cost structure require the FFG’s prior written approval.

5.4                 The value added tax on the costs of the eligible service is not eligible for funding. If, however, it can be shown that this value added tax is borne verifiably in actual fact and without recourse by the Funding Recipient, thereby not making the Funding Recipient entitled to deduct input tax, it will be taken into account as an eligible cost component.

The Funding Agency’s funding is a genuine grant that is not subject to value added tax because there is no exchange of services but a public interest in carrying out the research project.

The grant amount is a gross amount. Additional, separate compensation of fees and taxes by FFG—for whatever legal reason—is excluded.

The loan interest/the liability fees are subject to an exemption from value added tax under Sec. 6(1)(8) of the Value Added Tax Act.

5.5                 If the amortization period of an item (Sec. 285 of the Austrian Civil Code, or ABGB) that was purchased for implementing the project exceeds the funding period, the depreciation costs are fundable in accordance with the method laid down in the Cost Guidelines and Guide for Individual Projects of Experimental Development (in each case in the version mentioned under 14.1).

5.6                 Funds of the Funding Agency may not be used to form reserves or provisions according to the Income Tax Act 1988, Federal Law Gazette No. 400/1988. The funds are to be used only for the services and objectives described in the grant application.

5.7                 The costs incurred by the Funding Recipient or its affiliates for preparing the Contract or bank transfer charges must be borne by it/them and are not eligible costs.

5.8                 The Funding Agency reserves the right to postpone, reduce, or suspend the payment of a grant if and as long as circumstances exist that do not appear to guarantee the proper implementation of the funded project (e.g. proof of costs is not provided to the extent planned).

5.9                     Grants awarded by FFG for the direct promotion of science and research as compensation for expenses or expenditures come from public funds and are tax-free pursuant to Sec. 3(1)(3)(c) of the Income Tax Act (EStG) in connection with Sec. 3(4)(3) EStG.

Sec. 6 Conditions and requirements

6.1                     Project-specific special conditions and requirements

1.                   The planned costs for the CSO position in the amount of €109,371.25 can only be charged for activities of one CSO. These costs can neither be reclassified nor used as part of other personnel costs.

2.                   The costs of the evaluation license, storage and shipments are covered by the overhead flat rate.

3.                   Travel expenses for quality audits and reaudits are not eligible.

4.                   The funding of further application possibilities of the Vaxwave technology platform is only provided after at least one field of application (infectious diseases or oncology) has been successfully completed.

6.2                     The originally signed Funding Contract must be returned to the Funding Agency no later than 4 weeks after receipt.

6.3                     By signing this Funding Contract, the Funding Recipient undertakes to inform the Funding Agency—in the course of the planned reports at the latest—of all applied for and/or approved public grants that directly or indirectly concern the project.

Sec. 7 Fund payment

7.1                     The 1st instalment in the amount of 50% of the pledged funds will be paid after the Funding Contract has been concluded and the conditions and requirements agreed in Sec. 6 have been fulfilled.

The second instalment in the amount of 30% is paid after approval of an interim report, in which 50% of the approved total costs must be proved, and after the conditions and requirements under Sec. 6 have been fulfilled.

The final instalment in the amount of 20% of the total pledged funds will only be paid after all conditions and requirements (final accounting, final reports, etc.) have been fulfilled and after the FFG has verified and approved the where-used list.

7.2                     The funds will be transferred to the Funding Recipient’s account:

Account holder:	HOOKIPA Biotech AG
Bank name:	RAIFFEISENLANDESBANK NIEDERÖSTERREICH-WIEN AG
IBAN:	AT61 3200 0000 1511 6726
BIC/SWIFT:	RLNWATWW

Sec. 8 Reporting obligation

8.1                     According to clause 3 of the General Funding Conditions, the Funding Recipient must report to the FFG on the implementation of the funded project by submitting technical reports (interim and final reports) and billing statements.

Reports and statements must be sent via eCall (https://ecall.ffg.at). Using the forms stored in eCall is mandatory. Further documents must be submitted to FFG upon request.

8.2                     Where prototypes are funded, the Funding Recipient must report to FFG on the whereabouts or further use of the prototype.

Sec. 9 Amendments to the Contract

9.1                     Amendments to this Contract may only be made expressly and in writing. This shall also apply to any departure from this provision.

9.2                     Subsequent amendments to the agreed conditions and requirements may, if necessary, under special circumstances, be made by mutual agreement in the form of written additional agreements after a new advisory board decision has been taken.

Sec. 10 Liability

10.1 The Funding Recipient shall be unconditionally liable to the FFG for compliance with all contractual provisions. The Funding Recipient shall also be liable for the conduct of third parties for which it is responsible (e.g. owners, corporate officers, etc.). The Funding Recipient shall indemnify and hold FFG harmless against third-party claims.

Sec. 11 Severability clause

11.1 Should any provision of this Funding Contract be invalid, it shall not affect the validity of the remaining provisions of the Funding Contract. The contracting parties undertake to replace an ineffective provision with one that comes closest to the purpose of this Funding Contract.

Sec. 12 Applicable law

12.1 This Contract and all of its Appendices shall be governed by Austrian law to the exclusion of the reference standards of the Austrian Private International Law (IPRG).

Sec. 13 Place of jurisdiction

13.1 The place of jurisdiction for all legal disputes arising from the grant shall be the competent court in Vienna. FFG reserves the right to take legal action against the Funding Recipient at its general place of jurisdiction.

Sec. 14 Contract components

14.1 The following documents constitute integral components of the Funding Contract:

•                                The grant application (“Demonstration of the applicability of Hookipa’s arenaviral vector technologies for cancer immunotherapy development”) submitted via eCall in the version from 07/07/2016.

•                                General Funding Conditions for Funding Contracts as amended (version 2015)

•                                Guide for Individual Projects of Experimental Development, version 3.1

•                                Cost Guideline version 2.0

14.2 The legal bases of this Funding Contract are, in particular:

•                                The Austrian Research Promotion Agency Establishment Act (Forschungsförderungs-Strukturreformgesetz, Research Funding Structural Reform Law) as amended

•                                Union framework for State aid for research, development and innovation (Official Journal C 198 from 06/27/2014)

•                                Commission Regulation (EU) No 651/2014 of 17 June 2014 declaring certain categories of aid compatible with the internal market in application of Articles 107 and 108 of the Treaty on the functioning of the European Union (TFEU 2014).

•                                Guideline for the Austrian Research Promotion Agency FFG to promote the applied research, development, and innovation (FFG Guideline for SMEs no: BMVIT-609.986/0012-111/12/2014 and BMWFW-98.310/0102-C1/10/2014)—These Guidelines were filed for exemption with the European Commission on the basis of the TFEU 2014.

The Funding Recipient confirms knowledge of all contract components and fully accepts them and notes that non-compliance with the above contractual provisions may lead to the funds being reclaimed.

The Funding Recipient confirms that no open reclaim order by the European Commission exists and that rescission, if any, of an incompatible funding is completed.

The Funding Recipient agrees that the data listed in Art. 9(1) of the TFEU (EU Regulation No. 651/2014) Appendix III may be used to publish the information if the cash value of the grant (gross subsidy equivalent) exceeds €500,000.

For the Funding Agency:

The Austrian Research Promotion Agency (FFG)

Vienna, 09/15/2016

/s/ Dr. Henrietta Egerth-Stadlhuber	/s/ Dr. Klaus Pseiner
Dr. Henrietta Egerth-Stadlhuber	Dr. Klaus Pseiner
Managing Director	Managing Director

Funding Recipient

Vienna, 10/04/2016

/s/ JÖRN ALDAG
JÖRN ALDAG, CEO

Appendix:

Guideline for the Austrian Research Promotion Agency FFG to promote the applied research, development, and innovation (FFG Guideline for SMEs)

via link https://www.ffg.at/recht-finanzen/rechtsgrundlagen

General Funding Conditions for Funding Contracts as amended (version 2015)

Guide for Individual Projects of Experimental Development, version 3.1

Cost Guideline version 2.0

Project no. 865401 /33388 MAB/SAH

Funding Contract

concluded between

The Austrian Research Promotion Agency (FFG)

as Funding Agency

and

HOOKIPA Biotech AG

Helmut-Qualtinger-Gasse 2
1030 Vienna

Commercial register no. FN 365895g

as Funding Recipient.

1 Granting funds

1.1                 On the basis of the grant application “Demonstration of the applicability of Hookipa’s arenaviral vector technologies for cancer immunotherapy development,” which was received via eCall on 09/29/2017, and on the basis of the expert decision of the advisory board in the 01/31/2018 meeting, funding will be granted for the following project:

Project number: 865401

eCall number: 14249646

Pre-project no: 857224

Project name (subject-matter of Contract):

Demonstration of the applicability of Hookipa’s arenaviral vector technologies for cancer immunotherapy development

Program:                                                   General Program

Österreichische	Tel +43 (0)5 7755 — 0	UniCredit Bank Austria AG
Forschungsförderungsgesellschaft mbH	Fax +43 (0)5 7755 — 97900	Account no. 10216727200, Routing no. 12000
Sensengasse 1	www.ffg.at, office@ffg.at	IBAN AT66 1200 0102 1672 7200
1090 Vienna	FH 252263a Commercial Court Vienna	SWIFT BKAUATWW

Sec. 2 Project duration

2.1                     The overall project duration starts on 10/01/2014 and ends on 12/31/2018.

2.2                     FFG funding of the entire project depends on the results made apparent from the submitted reports, on further fulfilment of the evaluation and decision criteria, on the budget available to the Funding Agency, and on a renewed positive funding decision.

Sec. 3 Funding period

3.1                     The funding period of this project begins on the approval date 07/01/2017 and ends on 06/30/2018.

Sec. 4 Funding nature and amount

4.1                     Funding will be provided in the following form for the funding period specified in Sec. 3:

	Amount
Type of funding	up to max.
FFG subsidy	EUR	2,152,900

4.2                     The rate of finance of the project amounts to 28.0% of the verifiable and eligible project costs. Remaining funding of the project costs shall be carried out by the Funding Recipient. Based on the planning data, the cash value of the grant is EUR 2,152,900 or 28.0% of the eligible project costs in accordance with Section 5.1.

4.3                     The maximum funding cash value under the current Union framework for State aid for research, development and innovation is 45%.

4.4                     If the eligible project costs fall short, it will result in an aliquot reduction in funding.

4.5                     The eligible project costs pursuant to Sec. 5 and the costs reported by way of interim or final accounts do not constitute an acknowledgement of costs on the part of FFG prior to their verification. The final amount of the total recognizable project costs and the funding will only be determined after project completion in the course of invoice verification.

Sec. 5 Eligible costs

5.1                     The following eligible project costs form the basis of the funding:

Personnel expenses	EUR	2,326,743
R&D Infrastructure use	EUR	75,232
Material costs	EUR	1,367,588
Third-party services	EUR	3,844,564
Travel expenses	EUR	75,000

Total eligible costs	EUR	7,689,127

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5.2                     All costs attributable to the project that are incurred directly, actually, and additionally (to conventional operating expenses) for the funding period according to Sec. 3 are eligible. Additional supplementary provisions regarding eligible costs may be found in the FFG Guidelines for SMEs, the Cost Guidelines and Guide for Individual Projects of Experimental Development (in each case in the version mentioned under 14.1).

5.3                     Significant changes to the cost structure require the FFG’s prior written approval.

5.4                     The value added tax on the costs of the eligible service is not eligible for funding. If, however, it can be shown that this value added tax is borne verifiably in actual fact and without recourse by the Funding Recipient, thereby not making the Funding Recipient entitled to deduct input tax, it will be taken into account as an eligible cost component.

The Funding Agency’s funding is a genuine grant that is not subject to value added tax because there is no exchange of services but a public interest in carrying out the research project.

The grant amount is a gross amount. Additional, separate compensation of fees and taxes by FFG—for whatever legal reason—is excluded.

5.5                     If the amortization period of an item (Sec. 285 of the Austrian Civil Code, or ABGB) that was purchased for implementing the project exceeds the funding period, the depreciation costs are fundable in accordance with the method laid down in the Cost Guidelines and Guide for Individual Projects of Experimental Development (in each case in the version mentioned under 14.1).

5.6                     Funds of the Funding Agency may not be used to form reserves or provisions according to the Income Tax Act 1988, Federal Law Gazette No. 400/1988. The funds are to be used only for the services and objectives described in the grant application.

5.7                     The costs incurred by the Funding Recipient or its affiliates for preparing the Contract or bank transfer charges must be borne by it/them and are not eligible costs.

5.8                     The Funding Agency reserves the right to postpone, reduce, or suspend the payment of a grant if and as long as circumstances exist that do not appear to guarantee the proper implementation of the funded project (e.g. proof of costs is not provided to the extent planned).

5.9                     Grants awarded by FFG for the direct promotion of science and research as compensation for expenses or expenditures come from public funds and are tax-free pursuant to Sec. 3(1)(3)(c) of the Income Tax Act (EStG) in connection with Sec. 3(4)(3) EStG.

Sec. 6 Conditions and requirements

6.1                     Project-specific special conditions and requirements
none

6.2                     The originally signed Funding Contract must be returned to the Funding Agency no later than 4 weeks after receipt.

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6.3                     By signing this Funding Contract, the Funding Recipient undertakes to inform the Funding Agency—in the course of the planned reports at the latest—of all applied for and/or approved public grants that directly or indirectly concern the project.

Sec. 7 Fund payment

7.1                     The 1st instalment in the amount of 50% of the pledged funds will be paid after the Funding Contract has been concluded and the conditions and requirements agreed in Sec. 6 have been fulfilled.

The second instalment in the amount of 30% is paid after approval of an interim report, in which 50% of the approved total costs must be proved, and after the conditions and requirements under Sec. 6 have been fulfilled.

The final instalment in the amount of 20% of the total pledged funds will only be paid after all conditions and requirements (final accounting, final reports, etc.) have been fulfilled and after the FFG has verified and approved the where-used list.

7.2                     The funds will be transferred to the Funding Recipient’s account:

Account holder:	HOOKIPA Biotech AG
Bank name:	RAIFFEISENLANDESBANK NIEDERÖSTERREICH-WIEN AG
IBAN:	AT61 3200 0000 1511 6726
BIC/SWIFT:	RLNWATWW

Sec. 8 Reporting obligation

8.1                     According to clause 3 of the General Funding Conditions, the Funding Recipient must report to the FFG on the implementation of the funded project by submitting technical reports (interim and final reports) and billing statements.

Reports and statements must be sent via eCall (https://ecall.ffg.at). Using the forms stored in eCall is mandatory. Further documents must be submitted to FFG upon request.

8.2                     Where prototypes are funded, the Funding Recipient must report to FFG on the whereabouts or further use of the prototype.

Sec. 9 Amendments to the Contract

9.1                     Amendments to this Contract may only be made expressly and in writing. This shall also apply to any departure from this provision.

9.2                     Subsequent amendments to the agreed conditions and requirements may, if necessary, under special circumstances, be made by mutual agreement in the form of written additional agreements after a new advisory board decision has been taken.

Sec. 10 Liability

10.1 The Funding Recipient shall be unconditionally liable to the FFG for compliance with all contractual provisions. The Funding Recipient shall also be liable for the conduct of third parties for which it is responsible (e.g. owners, corporate officers, etc.). The Funding Recipient shall indemnify and hold FFG harmless against third-party claims.

4

Sec. 11 Severability clause

11.1 Should any provision of this Funding Contract be invalid, it shall not affect the validity of the remaining provisions of the Funding Contract. The contracting parties undertake to replace an ineffective provision with one that comes closest to the purpose of this Funding Contract.

Sec. 12 Applicable law

12.1 This Contract and all of its Appendices shall be governed by Austrian law to the exclusion of the reference standards of the Austrian Private International Law (IPRG).

Sec. 13 Place of jurisdiction

13.1 The place of jurisdiction for all legal disputes arising from the grant shall be the competent court in Vienna. FFG reserves the right to take legal action against the Funding Recipient at its general place of jurisdiction.

Sec. 14 Contract components

14.1 The following documents constitute integral components of the Funding Contract:

•                                The grant application (“Demonstration of the applicability of Hookipa’s arenaviral vector technologies for cancer immunotherapy development”) submitted via eCall in the version from 12/21/2017

•                                General Funding Conditions for Funding Contracts as amended (version 2015)

•                                Guide for Individual Projects of Experimental Development, version 3.3

•                                Cost Guideline 2.1

14.2 The legal bases of this Funding Contract are, in particular:

•                                The Austrian Research Promotion Agency Establishment Act (Forschungsförderungs-Strukturreformgesetz, Research Funding Structural Reform Law) as amended

•                                Union framework for State aid for research, development and innovation (Official Journal C 198 from 06/27/2014)

•                                Commission Regulation (EU) No 651/2014 of 17 June 2014 declaring certain categories of aid compatible with the internal market in application of Articles 107 and 108 of the Treaty on the functioning of the European Union (TFEU 2014).

•                                Guideline for the Austrian Research Promotion Agency FFG to promote the applied research, development, and innovation (FFG Guideline for SMEs no: BMVIT-609.986/0012-111/12/2014 and BMWFW-98.310/0102-C1/10/2014)—These Guidelines were filed for exemption with the European Commission on the basis of the TFEU 2014.

5

The Funding Recipient confirms knowledge of all contract components and fully accepts them and notes that non-compliance with the above contractual provisions may lead to the funds being reclaimed.

The Funding Recipient confirms that no open reclaim order by the European Commission exists and that rescission, if any, of an incompatible funding is completed.

The Funding Recipient agrees that the data listed in Art. 9(1) of the TFEU (EU Regulation No. 651/2014) Appendix III may be used to publish the information if the cash value of the grant (gross subsidy equivalent) exceeds €500,000.

For the Funding Agency:

The Austrian Research Promotion Agency (FFG)

Vienna, 02/12/2018

/s/ Dr. Henrietta Egerth-Stadlhuber	/s/ Dr. Klaus Pseiner
Dr. Henrietta Egerth-Stadlhuber	Dr. Klaus Pseiner
Managing Director	Managing Director

Funding Recipient

Vienna, 02/27/2018

/s/ REINHARD KANDERA
REINHARD KANDERA, CFO

Appendix:

Guideline for the Austrian Research Promotion Agency FFG to promote the applied research, development, and innovation (FFG Guideline for SMEs)

via link https://www.ffg.at/recht-finanzen/rechtsgrundlagen

General Funding Conditions for Funding Contracts as amended (version 2015)

Guide for Individual Projects of Experimental Development, version 3.3

Cost Guideline 2.1

6